SUPPLEMENTAL INFORMATION

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014

WP GLIMCHER

SAFE HARBOR: Some of the information contained in this presentation includes forward looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company's filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS
WP Glimcher Inc.
(Unaudited, dollars in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014

Revenue:
Minimum rent (see components on page 4)	$146,111	$113,887	$472,448	$328,898
Overage rent	2,583	1,747	8,138	4,991
Tenant reimbursements	62,182	50,814	198,832	145,161
Other (see components on page 4)	6,095	1,236	12,861	4,778
Total revenue	216,971	167,684	692,279	483,828

Expenses:
Property operating	(39,939)	(29,268)	(123,501)	(81,627)
Real estate taxes	(26,180)	(20,430)	(84,522)	(59,129)
Repairs and maintenance	(6,435)	(5,169)	(23,769)	(17,253)
Advertising and promotion	(2,637)	(1,954)	(7,980)	(5,838)
Total recoverable expenses	(75,191)	(56,821)	(239,772)	(163,847)
Depreciation and amortization	(77,008)	(49,307)	(260,645)	(142,563)
Provision for credit losses	(238)	(447)	(1,819)	(1,852)
General and administrative	(12,400)	(4,395)	(34,335)	(6,260)
Spin-off costs	—	—	—	(39,931)
Merger and transaction costs	(2,448)	(2,500)	(28,161)	(2,500)
Ground rent and other costs	(1,550)	(1,108)	(6,846)	(3,508)
Impairment loss	(9,859)	—	(9,859)	—
Total operating expenses	(178,694)	(114,578)	(581,437)	(360,461)

Operating Income	38,277	53,106	110,842	123,367

Interest expense, net	(29,898)	(23,219)	(105,794)	(59,813)
Income and other taxes	(87)	(134)	(1,060)	(275)
(Loss) income of unconsolidated real estate entities, net	(164)	99	(1,651)	846
Gain upon acquisition of controlling interests and on sale of interests in properties	—	8,969	5,147	100,479

Net income	8,128	38,821	7,484	164,604
Net income (loss) attributable to noncontrolling interests	563	6,620	(685)	28,210
Net income attributable to the Company	7,565	32,201	8,169	136,394
Less: Preferred share dividends	(3,508)	—	(12,481)	—
Net income (loss) attributable to common shareholders	$4,057	$32,201	$(4,312)	$136,394

Earnings (loss) per common share, basic and diluted	$0.02	$0.21	$(0.02)	$0.88

SUPPLEMENTAL INFORMATION | 1

CONSOLIDATED BALANCE SHEETS
WP Glimcher Inc.
(Unaudited, dollars in thousands)

	September 30,	December 31,
	2015	2014
Assets:
Investment properties at cost	$6,790,899	$5,251,225
Construction in progress	77,648	41,440
	6,868,547	5,292,665
Less: accumulated depreciation	2,288,238	2,113,929
	4,580,309	3,178,736

Cash and cash equivalents	121,327	108,768
Tenant receivables and accrued revenue, net (see components on page 3)	88,771	69,616
Investment in and advances to unconsolidated entities, at equity	494,181	—
Deferred costs and other assets (see components on page 3)	317,324	170,883
Total assets	$5,601,912	$3,528,003

Liabilities:
Mortgage notes payable	$1,806,668	$1,435,114
Notes payable	249,936	—
Unsecured term loans	1,000,000	500,000
Revolving credit facility	588,750	413,750
Accounts payable, accrued expenses, intangibles, and deferred revenues (see components on page 3)	348,671	194,014
Distributions payable	2,992	—
Cash distributions and losses in partnerships and joint ventures, at equity	15,433	15,298
Other liabilities	15,327	11,786
Total liabilities	4,027,777	2,569,962

Redeemable noncontrolling interests	6,130	—

Equity:
Stockholders' equity
Series H Cumulative Redeemable Preferred Stock	104,251	—
Series I Cumulative Redeemable Preferred Stock	98,325	—
Common stock	19	16
Capital in excess of par value	1,222,244	720,921
Accumulated (deficit) earnings	(70,927)	68,114
Accumulated other comprehensive loss	(2,928)	—
Total stockholders' equity	1,350,984	789,051
Noncontrolling interests	217,021	168,990
Total equity	1,568,005	958,041
Total liabilities, redeemable noncontrolling interests and equity	$5,601,912	$3,528,003

SUPPLEMENTAL INFORMATION | 2

SUPPLEMENTAL BALANCE SHEET DETAIL
WP Glimcher Inc.
(dollars in thousands)

	Consolidated	Pro-Rata	Total	Consolidated	Pro-Rata	Total
	Balances	Balances	Balances	Balances	Balances	Balances
	9/30/2015	9/30/2015	9/30/2015	12/31/2014	12/31/2014	12/31/2014

Tenant accounts receivable and accrued revenue, net:
Straight-line receivable	$38,355	$1,105	$39,460	$35,193	$126	$35,319
Tenant receivable	9,419	1,183	10,602	8,562	15	8,577
Allowance for doubtful accounts, net	(4,792)	(923)	(5,715)	(3,389)	(16)	(3,405)
Unbilled receivables and other	45,789	21,661	67,450	29,250	16	29,266
Total	$88,771	$23,026	$111,797	$69,616	$141	$69,757

Deferred costs and other assets:
Deferred leasing and loan fees, net	$114,449	$15,050	$129,499	$83,279	$133	$83,412
Prepaid expenses, net	38,403	1,023	39,426	26,948	233	27,181
Intangibles, net (above market leases, inducements and contract intangibles)	137,802	51,898	189,700	56,607	—	56,607
Other	26,670	4,985	31,655	4,049	—	4,049
Total	$317,324	$72,956	$390,280	$170,883	$366	$171,249

Accounts Payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$222,701	$28,220	$250,921	$113,799	$78	$113,877
Below market leases, net	81,770	52,181	133,951	35,808	—	35,808
Other	44,200	2,165	46,365	44,407	122	44,529
Total	$348,671	$82,566	$431,237	$194,014	$200	$194,214

SUPPLEMENTAL INFORMATION | 3

COMPONENTS OF MINIMUM RENTS AND OTHER REVENUE
WP Glimcher Inc.
(dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014

Components of Minimum Rents:

Base rent	$133,518	$105,664	$426,898	$303,250
Mark-to-market adjustment	2,647	160	13,650	529
Straight-line rents	1,156	224	4,476	464
Temporary tenant rents	8,790	7,839	27,424	24,655
Total Minimum Rents	$146,111	$113,887	$472,448	$328,898

Components of Other Revenue:
Sponsorship and other ancillary property income	$1,717	$860	$4,547	$2,578
Fee income	1,327	54	2,239	160
Lease termination income	2,298	145	3,306	577
Other	753	177	2,769	1,463
Total Other Revenue	$6,095	$1,236	$12,861	$4,778

SUPPLEMENTAL INFORMATION | 4

CALCULATION OF FUNDS FROM OPERATIONS
Including Pro-Rata Share of Unconsolidated Properties
WP Glimcher Inc.
(dollars in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Funds from Operations ("FFO"):
Net income	$8,128	$38,821	$7,484	$164,604
Less: Preferred dividends and distributions on preferred operating partnership units	(3,568)	—	(12,650)	—
Real estate depreciation and amortization, including joint venture impact	84,141	49,638	271,342	145,028
Impairment loss	9,859	—	9,859	—
Noncontrolling interest portion of depreciation and amortization	(40)	—	(114)	—
Gain upon acquisition of controlling interests and on sale of interests in properties	—	(8,969)	(5,147)	(100,479)
Net loss attributable to noncontrolling interest holders in properties	18	—	18	—
FFO	$98,538	$79,490	$270,792	$209,153

Adjusted Funds from Operations:
FFO	$98,538	$79,490	$270,792	$209,153
Add back: Spin-off costs	—	—	—	39,931
Add back: Glimcher merger and transaction costs	2,448	2,500	28,161	2,500
Add back: Bridge loan fee amortization	—	—	10,428	—
Adjusted FFO	$100,986	$81,990	$309,381	$251,584

Weighted average common shares outstanding	220,204	188,118	218,534	187,254

FFO per diluted share	$0.45	$0.42	$1.24	$1.12
Total adjustments	0.01	0.02	0.18	0.22
Adjusted FFO per diluted share	$0.46	$0.44	$1.42	$1.34

Non-cash items included in FFO:
Non-cash stock compensation expense- excluding costs in the merger costs above	$2,277	$1,124	$7,257	$1,266
Straight-line adjustment as an increase to minimum rents (1)	$1,498	$222	$4,939	$487
Straight-line and fair market value adjustment recorded as an increase to ground lease expense (1)	$257	$204	$1,466	$617
Fair value of debt amortized as a decrease to interest expense (1)	$3,107	$1,284	$14,464	$1,508
Loan fee amortization - excluding bridge loan (1)	$1,360	$1,044	$3,607	$2,009
Mark-to-market adjustment as an increase to base rents (1)	$3,674	$160	$14,996	$529
Non-real estate depreciation (1)	$1,136	$—	$2,837	$—

(1) includes the pro-rata share of the joint venture properties

SUPPLEMENTAL INFORMATION | 5

NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
WP Glimcher Inc.
Including Pro-Rata Share of Unconsolidated Properties
(dollars in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2015	2014	Variance $	Variance %	2015	2014	Variance $	Variance %

Comparable Core Property Net Operating Income (Comp NOI)
Revenue:
Minimum rent	$145,237	$143,448	$1,789	1.2%	$449,346	$446,989	$2,357	0.5%
Overage rent	2,876	2,641	235	8.9%	8,384	7,272	1,112	15.3%
Tenant reimbursements	64,889	65,500	(611)	-0.9%	200,438	202,188	(1,750)	-0.9%
Other	2,087	1,598	489	30.6%	6,146	5,336	810	15.2%
Total revenue	215,089	213,187	1,902	0.9%	664,314	661,785	2,529	0.4%

Expenses:
Recoverable	(67,741)	(67,154)	(587)	0.9%	(210,997)	(211,121)	124	-0.1%
Property operating	(1,818)	(1,809)	(9)	0.5%	(6,943)	(6,884)	(59)	0.9%
Ground rent	(1,723)	(1,425)	(298)	20.9%	(5,585)	(5,285)	(300)	5.7%
Total operating expenses	(71,282)	(70,388)	(894)	1.3%	(223,525)	(223,290)	(235)	0.1%

Comp NOI - Excluding non core properties	$143,807	$142,799	$1,008	0.7%	$440,789	$438,495	$2,294	0.5%

Comp NOI - Core malls	$110,806	$110,858	$(52)	0.0%	$342,810	$344,227	$(1,417)	-0.4%
Comp NOI - Community centers	$33,001	$31,941	$1,060	3.3%	$97,979	$94,268	$3,711	3.9%

Reconciliation of Comp NOI to Operating Income
Operating income	$38,277	$53,106	$(14,829)		$110,842	$123,367	$(12,525)

Depreciation and amortization	77,008	49,307	27,701		260,645	142,563	118,082
General and administrative	12,400	4,395	8,005		34,335	6,260	28,075
Merger and transaction costs	2,448	2,500	(52)		28,161	42,431	(14,270)
Impairment loss	9,859	—	9,859		9,859	—	9,859
Fee income	(1,327)	(54)	(1,273)		(2,239)	(160)	(2,079)
Management fee allocation	5,814	3,697	2,117		16,712	9,720	6,992
Adjustment to include Glimcher NOI from prior to merger (2)	—	25,236	(25,236)		7,843	105,782	(97,939)
Pro-rata share of unconsolidated joint ventures on comp NOI	11,100	10,649	451		15,226	14,779	447
Non-comparable properties (1)	366	1,089	(723)		(146)	18,082	(18,228)
NOI from sold properties	10	(90)	100		(1,101)	(1,296)	195
Termination income and outparcel sales	(2,551)	(189)	(2,362)		(4,052)	(1,391)	(2,661)
Straight-line rents	(1,156)	(224)	(932)		(4,609)	(464)	(4,145)
Ground lease adjustments for straight-line and fair market value	(13)	204	(217)		1,205	617	588
Fair value adjustments to base rents	(2,647)	(160)	(2,487)		(13,831)	(529)	(13,302)
Less: non-core properties (3)	(5,781)	(6,667)	886		(18,061)	(21,266)	3,205

Comparable NOI - core portfolio	$143,807	$142,799	$1,008		$440,789	$438,495	$2,294
Comparable NOI percentage change - core portfolio			0.7%				0.5%

Comparable NOI - total portfolio (including non-core)	$149,588	$149,466	$122		$458,850	$459,761	$(911)
Comparable NOI percentage change - total portfolio			0.1%				-0.2%

(1) NOI excluded from comparable property NOI relates to properties not owned and operating in all periods reported. The assets acquired as part of the Glimcher merger are included in Comp NOI; as described in note 2 below.

(2) Represents an adjustment to add the historical NOI amounts from the 23 properties acquired in the Merger for periods prior to the January 15, 2015 Merger date. This adjustment is included to provide comparability across the periods presented.

(3) NOI from seven non-core malls was excluded from Comp NOI for the company's core properties.

SUPPLEMENTAL INFORMATION | 6

STATEMENTS OF OPERATIONS - INCLUDING PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES
WP Glimcher Inc.
(Unaudited, dollars in thousands)

	Three Months Ended September 30, 2015			Nine Months Ended September 30, 2015
	As Reported	WPG's Share of Unconsolidated Entities	Total	As Reported	WPG's Share of Unconsolidated Entities	Total

Revenue:
Minimum rent	$146,111	$13,064	$159,175	$472,448	$18,187	$490,635
Overage rent	2,583	433	3,016	8,138	732	8,870
Tenant reimbursements	62,182	5,941	68,123	198,832	8,146	206,978
Other	6,095	256	6,351	12,861	370	13,231
Total revenue	216,971	19,694	236,665	692,279	27,435	719,714

Expenses:
Property operating	(39,939)	(3,637)	(43,576)	(123,501)	(5,472)	(128,973)
Real estate taxes	(26,180)	(1,846)	(28,026)	(84,522)	(2,497)	(87,019)
Repairs and maintenance	(6,435)	(898)	(7,333)	(23,769)	(1,258)	(25,027)
Advertising and promotion	(2,637)	(203)	(2,840)	(7,980)	(359)	(8,339)
Total recoverable expenses	(75,191)	(6,584)	(81,775)	(239,772)	(9,586)	(249,358)
Depreciation and amortization	(77,008)	(8,808)	(85,816)	(260,645)	(13,304)	(273,949)
Provision for credit losses	(238)	(181)	(419)	(1,819)	(230)	(2,049)
General and administrative	(12,400)	(1)	(12,401)	(34,335)	(11)	(34,346)
Merger and transaction costs	(2,448)	—	(2,448)	(28,161)	—	(28,161)
Ground rent and other costs	(1,550)	(844)	(2,394)	(6,846)	(1,222)	(8,068)
Impairment loss	(9,859)	—	(9,859)	(9,859)	—	(9,859)
Total operating expenses	(178,694)	(16,418)	(195,112)	(581,437)	(24,353)	(605,790)

Operating Income	38,277	3,276	41,553	110,842	3,082	113,924

Interest expense, net	(29,898)	(3,351)	(33,249)	(105,794)	(4,626)	(110,420)
Income and other taxes	(87)	(89)	(176)	(1,060)	(107)	(1,167)
Loss of unconsolidated real estate entities, net	(164)	164	—	(1,651)	1,651	—
Gain on sale of interests in properties	—	—	—	5,147	—	5,147

Net income	8,128	—	8,128	7,484	—	7,484
Net income (loss) attributable to noncontrolling interests	563	—	563	(685)	—	(685)
Net income attributable to the Company	7,565	—	7,565	8,169	—	8,169
Less: Preferred share dividends	(3,508)	—	(3,508)	(12,481)	—	(12,481)
Net income (loss) attributable to common shareholders	$4,057	$—	$4,057	$(4,312)	$—	$(4,312)

SUPPLEMENTAL INFORMATION | 7

BALANCE SHEET - INCLUDING PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES
WP Glimcher Inc.
(Unaudited, dollars in thousands)

	September 30, 2015 As Reported	WPG's Share of Unconsolidated Entities	September 30, 2015 Total Share
Assets:
Investment properties at cost	$6,790,899	$830,551	$7,621,450
Construction in progress	77,648	42,640	120,288
	6,868,547	873,191	7,741,738
Less: accumulated depreciation	2,288,238	24,644	2,312,882
	4,580,309	848,547	5,428,856

Cash and cash equivalents	121,327	12,501	133,828
Tenant receivables and accrued revenue, net (see components on page 3)	88,771	23,026	111,797
Investment in and advances to unconsolidated entities, at equity	494,181	1,934	496,115
Deferred costs and other assets (see components on page 3)	317,324	72,956	390,280
Total assets	$5,601,912	$958,964	$6,560,876

Liabilities:
Mortgage notes payable	$1,806,668	$413,621	$2,220,289
Bonds payable	249,936	—	249,936
Unsecured term loans	1,000,000	—	1,000,000
Revolving credit facility	588,750	—	588,750
Accounts payable, accrued expenses, intangibles, and deferred revenues (see components on page 3)	348,671	82,566	431,237
Distributions payable	2,992	—	2,992
Cash distributions and losses in partnerships and joint ventures, at equity	15,433	—	15,433
Other liabilities	15,327	87	15,414
Total liabilities	4,027,777	496,274	4,524,051

Redeemable noncontrolling interests	6,130	—	6,130

Equity:
Stockholders' equity
Series H Cumulative Redeemable Preferred Stock	104,251	—	104,251
Series I Cumulative Redeemable Preferred Stock	98,325	—	98,325
Common stock	19	—	19
Capital in excess of par value	1,222,244	462,690	1,684,934
Accumulated (deficit) earnings	(70,927)	—	(70,927)
Accumulated other comprehensive income	(2,928)	—	(2,928)
Total stockholders' equity	1,350,984	462,690	1,813,674
Noncontrolling interests	217,021	—	217,021
Total equity	1,568,005	462,690	2,030,695
Total liabilities, redeemable noncontrolling interests and equity	$5,601,912	$958,964	$6,560,876

SUPPLEMENTAL INFORMATION | 8

SUMMARY OF DEBT
WP Glimcher Inc.
(dollars in thousands)

	Total Debt as of 9/30/2015	Total Debt, Including WPG Share of Unconsolidated Entities as of 9/30/2015	Total Debt as of 12/31/2014	Total Debt, Including WPG Share of Unconsolidated Entities as of 12/31/2014	Schedule of Maturities by Year	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate

Consolidated debt:					Our Share of debt (1):
Mortgage debt
Fixed	$1,601,003	$1,601,003	$1,431,516	$1,431,516	2015	$52,914	10.4%			$52,914	10.4%
Variable	186,100	186,100	—	—	2016	306,587	5.7%			306,587	5.7%
Fair value debt adjustments	19,565	19,565	3,598	3,598	2017	202,567	4.2%			202,567	4.2%
Total mortgage debt	1,806,668	1,806,668	1,435,114	1,435,114	2018	96,364	2.2%			96,364	2.2%
					2019	149,311	6.3%	1,088,750	1.3%	1,238,061	1.9%
Unsecured debt					2020	113,463	5.9%	749,936	2.8%	863,399	3.2%
Credit facility	588,750	588,750	413,750	413,750	2021	353,091	4.9%			353,091	4.9%
Term loans	1,000,000	1,000,000	500,000	500,000	2022	137,881	4.4%			137,881	4.4%
Bonds payable	249,936	249,936	—	—	2023	21,490	5.0%			21,490	5.0%
Total unsecured debt	1,838,686	1,838,686	913,750	913,750	2024	363,034	4.7%			363,034	4.7%
					> 10 Years	394,619	3.9%			394,619	3.9%
Total consolidated debt	$3,645,354	$3,645,354	$2,348,864	$2,348,864	Fair value debt adjustments	28,968				28,968
					Total debt	$2,220,289	4.9%	$1,838,686	1.9%	$4,058,975	3.5%
Unconsolidated debt:
Mortgage loans payable	$832,202	$404,218	$57,346	$6,314
Fair value debt adjustments	18,437	9,403	—	—
Total unconsolidated debt	$850,639	$413,621	$57,346	$6,314	(1) Includes pro-rata share of unconsolidated debt

Total debt:	$4,495,993	$4,058,975	$2,406,210	$2,355,178

	% of Total Debt as of 9/30/15	Our Share of Total Debt as of 9/30/15	Weighted Avg. Interest Rate	Weighted Avg. Years to Maturity

Consolidated debt:
Fixed	65%	$2,370,504	4.6%	4.7
Variable	35%	1,274,850	1.4%	3.4
Total Consolidated	100%	$3,645,354	3.5%	4.3

Unconsolidated debt
Fixed	100%	$413,621	4.1%	9.2
Variable	0%	—
Total Unconsolidated	100%	$413,621	4.1%	9.2

Total debt
Fixed	69%	$2,784,125	4.5%	5.4
Variable	31%	1,274,850	1.4%	3.4
Total Unconsolidated	100%	$4,058,975	3.5%	4.8

SUPPLEMENTAL INFORMATION | 9

EBITDA AND KEY BALANCE SHEET METRICS
WP Glimcher Inc.
(dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Calculation of EBITDA:
Net income	$8,128	$38,821	$7,484	$164,604
Interest expense, net	29,898	23,219	105,794	59,813
Income and other taxes	87	134	1,060	275
Depreciation and amortization	77,008	49,307	260,645	142,563
EBITDA	115,121	111,481	374,983	367,255
Adjustments related to pro-rata share of unconsolidated entities, net	12,248	356	18,037	4,047
Merger and transaction costs	2,448	2,500	28,161	2,500
Spin-off costs	—	—	—	39,931
Impairment loss	9,859	—	9,859	—
Gain upon acquisition of controlling interests and on sale of interests in properties	—	(8,969)	(5,147)	(100,479)
Adjusted EBITDA	$139,676	$105,368	$425,893	$313,254

	As of September 30, 2015
Key Balance Sheet Metrics:	Ratio
Total indebtedness to Total assets	47.6%
Secured indebtedness to Total assets	23.4%
Consolidated EBITDA / Annual service charge	3.91x
Total unencumbered assets / Total unsecured indebtedness	251%

Note:  Balance sheet metrics above are based upon the bond covenants definitions using the trailing 12 months of EBITDA for all properties including the Glimcher assets.

SUPPLEMENTAL INFORMATION | 10

KEY GUIDANCE ASSUMPTIONS
WP Glimcher
2015 Guidance

Year 2015
Guidance
Earnings Expectations:
AFFO per share - diluted	$1.84 to $1.88
AFFO per share - diluted - fourth quarter	$0.43 to $0.47

Underlying Assumptions to 2015 Guidance:
Comparable NOI growth (1) (pro-rata) for core properties	0% to 1%
General and administrative expenses	~$46-48 million
Fair value of debt amortized as a decrease to interest expense (2)	$16-17 million
Mark-to-market adjustment as an increase to base rents (2)	$17-19 million
Acquisitions	None
Assumed dispositions	None
Redevelopment spend (2)	~$150 million

(1) Excludes lease termination fees
(2) Includes pro-rata share of joint venture properties

SUPPLEMENTAL INFORMATION | 11

PROPERTY METRICS
WP Glimcher
As of September 30, 2015

	September 30, 2015	September 30, 2014

Core Malls (excludes seven non-core properties):
Occupancy	90.6%	92.2%

Base minimum rent PSF	$26.89	$26.49

Sales PSF	$361	$342

Occupancy cost	12.7%	13.1%

Community Centers:
Occupancy	95.9%	95.6%

Base minimum rent PSF	$12.97	$12.63

Core Properties:
Occupancy	92.6%	93.5%

Base minimum rent PSF	$21.39	$21.10

Total Portfolio (including seven non-core properties):
Occupancy	91.9%	92.8%

Base minimum rent PSF	$21.21	$20.97

Note: Properties acquired from Glimcher in January 2015 are included in each period reported. Mall sales and occupancy costs for September 2015 including the seven non-core malls were $352 psf and 12.7%, respectively.

SUPPLEMENTAL INFORMATION | 12

LEASING RESULTS
WP Glimcher
Year-to-date through September 30, 2015

	Number	Square Feet			Base Rent PSF			Average Term			Tenant Allow.$(000)s		Tenant Allow. PSF
	of Leases	New	Renewal	Total	New	Renewal	Total	New	Renewal	Total	New	Renewal	New	Renewal
Core Malls	598	511,066	1,369,999	1,881,065	$23.41	$27.92	$26.64	7.00	3.90	4.70	$15,835	$8,194	$30.98	$5.98
Community Centers	133	201,172	264,089	465,261	$17.91	$21.80	$20.07	6.60	4.00	5.00	$3,727	$846	$18.53	$3.20
SubTotal	731	712,238	1,634,088	2,346,326	$21.79	$26.87	$25.26	6.90	3.90	4.70	$19,562	$9,040	$27.47	$ 5.53

Non-Core Properties	78	88,438	154,836	243,274	$15.33	$19.85	$18.70	4.40	2.10	2.80	$200	$—	$2.26	$—

Total	809	800,676	1,788,924	2,589,600	$21.38	$26.29	$24.76	6.70	3.70	4.50	$19,762	$9,040	$24.68	$ 5.05

Note: The leasing results exclude mall anchor leases and office leases.

SUPPLEMENTAL INFORMATION | 13

RE-LEASING SPREADS
WP Glimcher
For the trailing 12 months ended September 30, 2015

	Square Footage of Openings	New Rate PSF	Prior Rate PSF	Re-leasing Spread
				$	%

Community Centers:

New	121,269	$19.46	$15.94	$3.52	22.1%
Renewal	232,313	$22.07	$19.74	$2.33	11.8%
All Deals	353,582	$21.17	$18.45	$2.72	14.7%

Core Malls:

New	240,282	$35.75	$38.86	$(3.11)	-8.0%
Renewal	1,396,437	$34.76	$34.42	$0.34	1.0%
All Deals	1,636,719	$34.90	$35.09	$(0.19)	-0.5%

Total Core Portfolio:

New	361,551	$30.29	$31.18	$(0.89)	-2.9%
Renewal	1,628,750	$32.95	$32.25	$0.70	2.2%
All Deals	1,990,301	$32.46	$32.05	$0.41	1.3%

Note: The Company's seven non-core malls are excluded from these metrics. Spread including the non-core assets was -0.1%.

SUPPLEMENTAL INFORMATION | 14

TOP 10 TENANTS
WP Glimcher
As of September 30, 2015

Non-Anchor Stores (Ranked by Percent of Total Minimum Rents)
Tenant Name	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent

Signet Jewelers, Ltd.	181	238,870	0.3%	3.2%
L Brands, Inc.	141	664,319	1.0%	2.7%
Foot Locker, Inc.	123	506,795	0.7%	2.2%
Ascena Retail Group Inc.	134	686,379	1.0%	1.8%
Luxottica Group	103	278,939	0.4%	1.3%
Genesco Inc.	133	212,420	0.3%	1.3%
American Eagle Outfitters, Inc.	52	295,546	0.4%	1.2%
The Gap, Inc.	42	486,366	0.7%	1.2%
The Finish Line, Inc.	53	297,298	0.4%	1.2%
Regal Entertainment Group	9	496,781	0.7%	0.9%

Anchor Stores (Ranked by Total GLA)
Tenant Name	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent

Sears Holding Corporation (including Kmarts)	59	8,231,068	12.0%	1.1%
JCPenney Company, Inc.	49	6,214,282	9.1%	1.3%
Macy's, Inc.	36	6,027,126	8.8%	0.5%
Dillard's, Inc.	28	3,902,495	5.7%	0.1%
The Bon-Ton Stores, Inc.	19	1,856,405	2.7%	0.9%
Target Corporation	12	1,625,339	2.4%	0.0%
Kohl's Corporation	15	1,277,064	1.9%	0.9%
Belk, Inc.	13	1,070,585	1.6%	0.4%
Dick's Sporting Goods, Inc.	16	974,803	1.4%	1.6%
Burlington Stores, Inc.	10	814,577	1.2%	0.8%

SUPPLEMENTAL INFORMATION | 15

LEASE EXPIRATIONS
WP Glimcher
As of September 30, 2015

In-line Stores and Freestanding
	Number of Leases Expiring	Square Feet	Average Base Minimum Rent PSF	Percentage of Gross Annual Rental Revenues
Year
Month To Month Leases	189	418,936	$26.41	1.6%
2015	125	216,346	$35.66	1.1%
2016	942	2,791,287	$25.59	10.6%
2017	950	3,049,624	$25.41	11.5%
2018	748	2,225,022	$27.59	9.1%
2019	569	1,981,410	$26.94	7.9%
2020	484	1,870,018	$25.72	7.1%
2021	273	1,338,911	$22.99	4.5%
2022	253	1,089,831	$25.65	4.1%
2023	299	1,403,542	$24.59	5.1%
2024	235	920,298	$27.58	3.7%
2025	185	830,018	$25.50	3.1%
2026 and Thereafter	117	669,504	$22.33	2.2%
Specialty Leasing Agreements w/ terms in excess of 11 months	893	2,005,315	$11.66	3.5%

Anchors
	Number of Leases Expiring	Square Feet	Average Base Minimum Rent PSF	Percentage of Gross Annual Rental Revenues
Year
Month To Month Leases	—	—	$0.00	0.0%
2015	5	290,724	$5.23	0.2%
2016	29	1,269,890	$6.48	1.2%
2017	37	2,536,857	$4.91	1.8%
2018	47	2,686,238	$7.14	2.8%
2019	34	2,167,505	$6.05	1.9%
2020	58	3,021,004	$7.37	3.3%
2021	34	2,571,123	$7.14	2.7%
2022	18	1,016,203	$7.17	1.1%
2023	25	1,211,690	$8.37	1.5%
2024	16	851,919	$7.47	0.9%
2025	13	657,869	$14.10	1.4%
2026 and Thereafter	41	4,604,854	$8.67	5.9%
Specialty Leasing Agreements w/ terms in excess of 11 months	—	—	$0.00	0.0%

SUPPLEMENTAL INFORMATION | 16

CAPITAL EXPENDITURES
WP Glimcher
(dollars in thousands)

	Three Months Ended September 30, 2015	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended September 30, 2015	Three Months Ended September 30, 2014	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended September 30, 2014

New Developments	$1,400	$—	$1,400	$4,329	$—	$4,329
Redevelopments, Renovations, and Expansions	$10,270	$3,739	$14,009	$19,425	$—	$19,425
Deferred Leasing Costs	$4,367	$422	$4,789	$3,193	$20	$3,213

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$11,592	$698	$12,290	$12,988	$225	$13,213
Operational capital expenditures	8,583	217	8,800	10,016	80	10,096
Total Property Capital Expenditures	$20,175	$915	$21,090	$23,004	$305	$23,309

	Nine Months Ended September 30, 2015	Unconsolidated Joint Venture Proportionate Share	Total Nine Months Ended September 30, 2015	Nine Months Ended September 30, 2014	Unconsolidated Joint Venture Proportionate Share	Total Nine Months Ended September 30, 2014

New Developments	$2,528	$—	$2,528	$5,164	$—	$5,164
Redevelopments, Renovations, and Expansions	$63,627	$7,914	$71,541	$51,226	$—	$51,226
Deferred Leasing Costs	$11,917	$475	$12,392	$11,863	$37	$11,900

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$28,481	$1,216	$29,697	$47,399	$496	$47,895
Operational capital expenditures	16,583	237	16,820	18,237	80	18,317
Total Property Capital Expenditures	$45,064	$1,453	$46,517	$65,636	$576	$66,212

Note: Properties acquired from Glimcher in January 2015 are included in all periods presented.

SUPPLEMENTAL INFORMATION | 17

MAJOR REDEVELOPMENT PROJECTS
WP Glimcher
As of September 30, 2015
(dollars in thousands)

Property Name	City	St	Estimated Total Costs (2)	Estimated Project Yield (2)	Costs Incurred to Date (1)	Estimated Completion (2)	Description

Current Projects:

Fairfield Town Center	Houston	TX	$75,000 - $85,000	7% - 9%	$4,500	2016/2017	Multi-phase retail development

Gateway Center	Austin	TX	$7,000 - $9,000	8% - 9%	$1,900	2016 2Q	Add Saks Fifth Avenue OFF 5TH

Jefferson Valley Mall	Yorktown Hts	NY	$32,000 - $36,000	7% - 8%	$3,500	2017 2Q	Redevelop center and add Dick's Sporting Goods

Mall at Fairfield Commons	Dayton	OH	$18,000 - $20,000	7% - 8%	$7,100	2015/ 2016	Demolish former department store & replace with restaurants

Polaris Fashion Place (3)	Columbus	OH	$24,000 - $28,000	8% - 9%	$14,600	2015 3Q	New Dick's Sporting Goods and Field & Stream anchors

Rockaway Commons	Rockaway	NJ	$8,000 - $10,000	13% - 14%	$3,900	2015 4Q	Addition of Nordstrom Rack & DSW

Scottsdale Quarter - Phase III (3)	Scottsdale	AZ	$115,000 - $125,000	7% - 8%	$68,500	2015/2016	Multi-use addition to existing center

Town Center Plaza (3)	Leawood	KS	$30,000 - $35,000	7% - 8%	$7,600	2015/2016	New Arhaus, Restoration Hardware, and pedestrian walkway

Total major projects			$300,000 - $350,000	7% - 9%	$111,600

(1) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.

(2) Estimated total costs, project yield, and completion are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.

(3) Dollars shown are for full project amount, not WP Glimcher's pro-rata share.

Note that the project yield excludes any NOI benefit to the property that is indirectly related to the redevelopment, although each project does benefit other aspects of the mall.

SUPPLEMENTAL INFORMATION | 18

WP GLIMCHER PROPERTY INFORMATION
As of September 30, 2015

							Debt Information
										Indebtedness
Property Name	St	City	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Malls
Anderson Mall	SC	Anderson	100%	671,028	315,839	355,189	12/1/2022	4.61%	Fixed	$19,610	$19,610
Arbor Hills	MI	Ann Arbor	93%	87,395	87,395	0	1/1/2026	4.27%	Fixed	$25,499	$23,620
Arboretum, The	TX	Austin	100%	194,956	194,956	0
Ashland Town Center	KY	Ashland	100%	434,323	330,933	103,390	7/6/2021	4.90%	Fixed	$39,367	$39,367
Bowie Town Center	MD	Bowie (Wash, D.C.)	100%	578,255	276,957	301,298
Boynton Beach Mall	FL	Boynton Beach (Miami)	100%	1,102,240	590,688	511,552
Brunswick Square	NJ	East Brunswick (New York)	100%	760,618	289,323	471,295	3/1/2024	4.80%	Fixed	$75,306	$75,306
Charlottesville Fashion Square	VA	Charlottesville	100%	576,899	353,196	223,703	4/1/2024	4.54%	Fixed	$48,905	$48,905
Chautauqua Mall	NY	Lakewood	100%	427,600	422,624	4,976
Chesapeake Square	VA	Chesapeake (VA Beach)	100%	759,935	560,426	199,509	2/1/2017	5.84%	Fixed	$62,967	$62,967
Clay Terrace	IN	Carmel (Indianapolis)	100%	501,757	482,881	18,876
Colonial Park Mall	PA	Harrisburg	100%	739,121	371,675	367,446
Cottonwood Mall	NM	Albuquerque	100%	1,051,450	409,873	641,577	4/6/2024	4.82%	Fixed	$102,823	$102,823
Dayton Mall	OH	Dayton	100%	1,443,930	785,649	658,281	9/1/2022	4.57%	Fixed	$82,000	$82,000
Edison Mall	FL	Fort Myers	100%	1,055,080	572,788	482,292
Forest Mall (3)	WI	Fond Du Lac	100%	500,899	249,569	251,330
Grand Central Mall	WV	Parkersburg	100%	848,367	742,544	105,823	7/6/2020	6.05%	Fixed	$42,022	$42,022

SUPPLEMENTAL INFORMATION | 19

WP GLIMCHER PROPERTY INFORMATION
As of September 30, 2015

							Debt Information
										Indebtedness
Property Name	St	City	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Malls
Great Lakes Mall	OH	Mentor (Cleveland)	100%	1,288,949	581,816	707,133
Gulf View Square (3)	FL	Port Richey (Tampa)	100%	754,763	400,117	354,646
Indian Mound Mall	OH	Newark	100%	556,817	464,156	92,661
Irving Mall	TX	Irving (Dallas)	100%	1,053,599	490,055	563,544
Jefferson Valley Mall	NY	Yorktown Heights (New York)	100%	543,603	377,911	165,692
Knoxville Center (3)	TN	Knoxville	100%	960,809	506,197	454,612
Lima Mall	OH	Lima	100%	743,186	543,364	199,822
Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100%	421,990	421,990	0	4/1/2021	4.26%	Fixed	$51,777	$51,777
Lindale Mall	IA	Cedar Rapids	100%	713,218	462,465	250,753
Longview Mall	TX	Longview	100%	638,497	197,580	440,917
Malibu Lumber Yard	CA	Malibu	100%	31,479	31,479	0
Mall at Fairfield Commons, The	OH	Beavercreek	100%	1,007,156	857,744	149,412
Mall at Johnson City, The	TN	Johnson City	51%	571,814	496,406	75,408	5/6/2020	6.77%	Fixed	$51,725	$26,380
Maplewood Mall	MN	St. Paul (Minneapolis)	100%	908,001	325,522	582,479
Markland Mall	IN	Kokomo	100%	418,019	414,539	3,480
Melbourne Square	FL	Melbourne	100%	724,748	420,838	303,910
Merritt Square Mall	FL	Merritt Island	100%	811,201	475,528	335,673	9/1/2015	10.35%	Fixed	$52,914	$52,914

SUPPLEMENTAL INFORMATION | 20

WP GLIMCHER PROPERTY INFORMATION
As of September 30, 2015

							Debt Information
										Indebtedness
Property Name	St	City	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Malls
Mesa Mall	CO	Grand Junction	100%	873,831	431,127	442,704	6/1/2016	5.79%	Fixed	$87,250	$87,250
Morgantown Mall	WV	Morgantown	100%	555,228	555,228	0
Muncie Mall	IN	Muncie	100%	636,565	386,765	249,800	4/1/2021	4.19%	Fixed	$36,134	$36,134
New Towne Mall	OH	New Philadelphia	100%	509,561	509,561	0
Northlake Mall (3)	GA	Atlanta	100%	962,949	576,549	386,400
Northtown Mall	MN	Blaine	100%	606,210	606,210	0
Northwoods Mall	IL	Peoria	100%	693,481	220,512	472,969
Oak Court Mall	TN	Memphis	100%	849,068	363,251	485,817	4/1/2021	4.76%	Fixed	$39,161	$39,161
Oklahoma City Properties	OK	Oklahoma City	99%	288,088	288,088	0
Orange Park Mall	FL	Orange Park (Jacksonville)	100%	959,405	556,225	403,180
Paddock Mall	FL	Ocala	100%	551,888	321,331	230,557
Pearlridge Center	HI	Aiea	51%	1,139,553	1,139,553	0	6/1/2025	3.53%	Fixed	$225,000	$114,750
Polaris Fashion Place	OH	Columbus	51%	1,571,199	818,980	752,219	3/1/2025	3.90%	Fixed	$225,000	$114,750
Port Charlotte Town Center	FL	Port Charlotte	100%	764,665	480,456	284,209	11/1/2020	5.30%	Fixed	$45,061	$45,061
Richmond Town Square (3)	OH	Richmond Heights (Cleveland)	100%	1,011,763	541,812	469,951
River Oaks Center (3)	IL	Calumet City (Chicago)	100%	1,192,571	688,312	504,259
River Valley Mall	OH	Lancaster	100%	521,578	521,578	0	1/11/2016	5.65%	Fixed	$45,153	$45,153

SUPPLEMENTAL INFORMATION | 21

WP GLIMCHER PROPERTY INFORMATION
As of September 30, 2015

							Debt Information
										Indebtedness
Property Name	St	City	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Malls
Rolling Oaks Mall	TX	San Antonio	100%	882,347	286,039	596,308
Rushmore Mall	SD	Rapid City	100%	829,239	752,763	76,476	2/1/2019	5.79%	Fixed	$94,000	$94,000
Scottsdale Quarter	AZ	Scottsdale	51%	554,377	554,377	0	6/1/2025	3.53%	Fixed	$165,000	$84,150
Seminole Towne Center	FL	Sanford (Orlando)	11%	1,102,828	589,538	513,290	5/6/2021	5.97%	Fixed	$56,712	$6,420
Southern Hills Mall	IA	Sioux City	100%	794,593	550,646	243,947	6/1/2016	5.79%	Fixed	$101,500	$101,500
Southern Park Mall	OH	Youngstown	100%	1,204,607	1,009,043	195,564
Sunland Park Mall	TX	El Paso	100%	922,167	327,230	594,937
Outlet Collection | Seattle, The	WA	Seattle	100%	928,591	928,591	0	1/12/2018	1.69%	Variable	$86,500	$86,500
Town Center at Aurora	CO	Aurora (Denver)	100%	1,082,833	342,892	739,941	4/1/2021	4.19%	Fixed	$55,000	$55,000
Town Center Crossing & Plaza	KS	Leawood	51%	621,316	500,083	121,233	2/1/2027	4.25%	Fixed	$36,112	$18,417
							2/1/2027	5.00%	Fixed	$72,653	$37,053
Towne West Square	KS	Wichita	100%	936,978	440,445	496,533	6/1/2021	5.61%	Fixed	$48,059	$48,059
Valle Vista Mall	TX	Harlingen	100%	650,504	492,104	158,400	5/10/2017	5.35%	Fixed	$40,000	$40,000
Virginia Center Commons (3)	VA	Glen Allen	100%	785,049	444,141	340,908
Waterford Lakes Town Center	FL	Orlando	100%	966,089	691,589	274,500
Weberstown Mall	CA	Stockton	100%	856,827	283,503	573,324	6/8/2016	5.90%	Fixed	$60,000	$60,000
West Ridge Mall	KS	Topeka	100%	995,459	391,348	604,111	3/6/2024	4.84%	Fixed	$42,257	$42,257

SUPPLEMENTAL INFORMATION | 22

WP GLIMCHER PROPERTY INFORMATION
As of September 30, 2015

							Debt Information
										Indebtedness
Property Name	St	City	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Malls
Westminster Mall	CA	Westminster (Los Angeles)	100%	1,204,088	431,397	772,691	4/1/2024	4.65%	Fixed	$83,179	$83,179
WestShore Plaza	FL	Tampa	100%	1,076,559	848,097	228,462	10/1/2017	2.80%	Variable	$99,600	$99,600

Community Centers
Bloomingdale Court	IL	Bloomingdale (Chicago)	100%	686,640	375,095	311,545
Bowie Town Center Strip	MD	Bowie (Wash, D.C.)	100%	106,589	40,927	65,662
Canyon View Marketplace	CO	Grand Junction	100%	43,054	43,054	0	11/6/2023	5.47%	Fixed	$5,490	$5,490
Charles Towne Square	SC	Charleston	100%	71,794	71,794	0
Chesapeake Center	VA	Chesapeake (Virginia Beach)	100%	305,853	128,972	176,881
Concord Mills Marketplace	NC	Concord (Charlotte)	100%	230,683	216,870	13,813	11/1/2023	4.82%	Fixed	$16,000	$16,000
Countryside Plaza	IL	Countryside (Chicago)	100%	403,756	204,295	199,461
Dare Centre	NC	Kill Devil Hills	100%	168,673	109,154	59,519
DeKalb Plaza	PA	King of Prussia (Philadelphia)	100%	101,911	44,091	57,820
Empire East	SD	Sioux Falls	100%	301,438	167,616	133,822
Fairfax Court	VA	Fairfax (Wash, D.C.)	100%	249,488	245,999	3,489
Fairfield Town Center	TX	Houston	100%	108,000	0	108,000
Forest Plaza	IL	Rockford	100%	434,838	414,542	20,296	10/10/2019	7.50%	Fixed	$17,072	$17,072

SUPPLEMENTAL INFORMATION | 23

WP GLIMCHER PROPERTY INFORMATION
As of September 30, 2015

							Debt Information
										Indebtedness
Property Name	St	City	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Community Centers
Gaitway Plaza	FL	Ocala	99%	208,051	207,251	800
Gateway Centers	TX	Austin	100%	512,320	403,317	109,003
Greenwood Plus	IN	Greenwood (Indianapolis)	100%	155,319	146,091	9,228
Henderson Square	PA	King of Prussia (Philadelphia)	100%	107,371	53,615	53,756	4/1/2016	4.43%	Fixed	$12,684	$12,684
Keystone Shoppes	IN	Indianapolis	100%	29,080	29,080	0
Lake Plaza	IL	Waukegan (Chicago)	100%	215,568	124,939	90,629
Lake View Plaza	IL	Orland Park (Chicago)	100%	367,370	311,961	55,409
Lakeline Plaza	TX	Cedar Park (Austin)	100%	387,240	356,803	30,437	10/10/2019	7.50%	Fixed	$15,994	$15,994
Lima Center	OH	Lima	100%	233,878	173,878	60,000
Lincoln Crossing	IL	O'Fallon (St. Louis)	100%	243,326	37,861	205,465
MacGregor Village	NC	Cary	100%	146,774	146,774	0
Mall of Georgia Crossing	GA	Buford (Atlanta)	100%	440,670	317,535	123,135	10/6/2022	4.28%	Fixed	$23,771	$23,771
Markland Plaza	IN	Kokomo	100%	90,527	80,977	9,550
Martinsville Plaza	VA	Martinsville	100%	102,105	94,760	7,345
Matteson Plaza	IL	Matteson (Chicago)	100%	272,336	180,936	91,400
Morgantown Commons	WV	Morgantown	100%	230,843	230,843	0
Muncie Towne Plaza	IN	Muncie	100%	172,617	172,617	0	10/10/2019	7.50%	Fixed	$6,649	$6,649

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WP GLIMCHER PROPERTY INFORMATION
As of September 30, 2015

							Debt Information
										Indebtedness
Property Name	St	City	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Community Centers
North Ridge Shopping Center	NC	Raleigh	100%	169,641	164,241	5,400	12/1/2022	3.41%	Fixed	$12,500	$12,500
Northwood Plaza	IN	Fort Wayne	100%	208,076	79,877	128,199
Palms Crossing	TX	McAllen	100%	405,925	372,088	33,837	8/1/2021	5.49%	Fixed	$36,228	$36,228
Plaza at Buckland Hills, The	CT	Manchester	100%	321,885	210,986	110,899
Richardson Square	TX	Richardson (Dallas)	100%	517,265	41,354	475,911
Rockaway Commons	NJ	Rockaway (New York)	100%	238,253	229,145	9,108
Rockaway Town Plaza	NJ	Rockaway (New York)	100%	374,408	73,132	301,276
Royal Eagle Plaza	FL	Coral Springs (Miami)	100%	202,952	191,999	10,953
Shops at Arbor Walk, The	TX	Austin	100%	458,469	280,315	178,154	8/1/2021	5.49%	Fixed	$40,945	$40,945
Shops at North East Mall, The	TX	Hurst (Dallas)	100%	365,039	365,039	0
St. Charles Towne Plaza	MD	Waldorf (Wash, D.C.)	100%	391,597	330,047	61,550
Tippecanoe Plaza	IN	Lafayette	100%	90,522	85,811	4,711
University Center	IN	Mishawaka	100%	150,441	100,441	50,000
University Town Plaza	FL	Pensacola	100%	565,538	216,194	349,344
Village Park Plaza	IN	Carmel (Indianapolis)	100%	575,547	290,008	285,539
Washington Plaza	IN	Indianapolis	100%	50,107	50,107	0
West Ridge Plaza	KS	Topeka	100%	254,464	99,971	154,493	3/6/2024	4.84%	Fixed	$10,564	$10,564

SUPPLEMENTAL INFORMATION | 25

WP GLIMCHER PROPERTY INFORMATION
As of September 30, 2015

							Debt Information
										Indebtedness
Property Name	St	City	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Community Centers
West Town Corners	FL	Altamonte Springs (Orlando)	100%	385,403	236,785	148,618
Westland Park Plaza	FL	Orange Park (Jacksonville)	100%	163,259	163,259	0
White Oaks Plaza	IL	Springfield	100%	394,576	241,793	152,783	10/10/2019	7.50%	Fixed	$13,298	$13,298
Whitehall Mall	PA	Whitehall	100%	613,731	598,857	14,874	11/1/2018	7.00%	Fixed	$9,864	$9,864
Wolf Ranch	TX	Georgetown (Austin)	100%	627,284	415,098	212,186
Total				68,616,250	43,342,581	25,273,669				$2,619,305	$2,187,143

Footnotes:
(1) Direct and indirect interests in some joint venture properties are subject to preferences on distributions and/or capital allocation in favor of other partners.
(2) Assumes full exercise of extension options.
(3) Non-core property

SUPPLEMENTAL INFORMATION | 26

GLOSSARY OF TERMS

- Average rent PSF	Average base minimum rent charge in effect for the reporting period for all tenants that qualify to be included in the occupancy as defined below.
- EBITDA
Net income/(loss) attributable to the company before interest, depreciation and amortization, gains/losses on sale of operating properties, impairment charges, income taxes and unrealized remeasurement adjustment of derivative instrument.

- Funds from operations (FFO)
Funds From Operations ("FFO") is a supplemental non-GAAP measure utilized to evaluate the operating performance of real estate companies. The National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income/(loss) attributable to common shareholders computed in accordance with generally accepted accounting principles ("GAAP"), excluding (i) gains or losses from sales of operating real estate assets and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties and (iv) impairment of depreciable real estate and in substance real estate equity investments and (v) after adjustments for unconsolidated partnerships and joint ventures calculated to reflect funds from operations on the same basis.

- Funds from operations, as adjusted (AFFO)	AFFO is calculated by adjusting FFO as defined above for non-recurring items such as merger costs, non-recurring debt fee amortization charges and similar items.
- Gross leasable area (GLA)	Measure of the total amount of leasable space in a property.
- Net operating income (NOI)
Revenues from all rental property less operating and maintenance expenses, real estate taxes and rent expense including the company's pro-rata share of real estate joint ventures. Excludes non-recurring items such as termination income and sales from outparcels.

- Occupancy
Occupancy is the percentage of total owned square footage (GLA) which is leased as of the last day of the reporting period. For malls, all company owned space except for mall anchors, mall majors, office and mall outlots are included in the calculation. For community lifestyle centers, all owned GLA other than office are included in the calculation.

- Occupancy cost	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for mall stores of 10,000 sf or less.
- Re-leasing spread
Re-leasing Spread is a ‘‘same space’’ measure that compares initial rent for new deals on individual spaces to expiring rents for prior tenants. For Malls, majors, freestanding and office tenants are excluded. For Community Centers, office tenants are excluded. The new rent is the weighted average of the initial cash Total Rent PSF for spaces leased during the trailing 12-month period, and includes new leases and existing tenant renewals and relocations (including expansions and downsizings). The prior rent is the weighted average of the final cash Total Rent PSF as of the month the tenant terminates or closes. Total Rent PSF includes Base Minimum Rent, common area maintenance (CAM) and base percentage rent. It includes leasing activity on all spaces occupied by tenants as long as the opening and closing dates are within 24 months of one another.

- Sales PSF	Trailing twelve-month sales for in-line mall stores of 10,000 SF or less. Excludes freestanding stores and specialty tenants.

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